UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 8, 2017
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

248 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures under Item 5.02 below regarding amendments to the employments agreements of Gary A. Shiffman, John B. McLaren and Karen J. Dearing are incorporated by reference to this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2017, the employment agreements between Sun Communities, Inc. (the “Company”), Sun Communities Operating Limited Partnership (the “Partnership”) and each of Gary A. Shiffman (the Company’s Chairman and Chief Executive Officer), John B. McLaren (the Company’s President and Chief Operating Officer) and Karen J. Dearing, (the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary) (each, an "Executive") were amended.

Prior to the amendments, each Executive's employment agreement provided that he or she was entitled to receive an annual discretionary bonus in an amount up to 100% of his or her base salary. Different percentages of each Executive's annual bonus were determined by the Compensation Committee of the Company's Board of Directors based on different specified categories of criteria.

Under the amendments, each Executive's annual bonus will be in an amount determined by the Compensation Committee. In determining bonuses, the Compensation Committee in its sole discretion may take into account such criteria as it deems relevant or necessary in its discretion, including, without limitation, whether the Executive fulfills any individual goals and objectives set by the Compensation Committee, the Company's performance and industry factors. Although bonuses under the amendments are not subject to pre-determined contractual caps and are not required to be determined by reference to any pre-determined contractual criteria, the Compensation Committee intends to set a maximum bonus amount and specific performance criteria pursuant to a written plan for each Executive adopted before the beginning of each year.

The preceding description of the employment agreement amendments is qualified in its entirety by reference to the full text of the amendments, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Form 8-K and incorporated by reference in this Item 5.02.

Item 9.01	Exhibits

(d)	Exhibits.
10.1	Second Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Gary A. Shiffman dated March 8, 2017#
10.2	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and John B. McLaren dated March 8, 2017#
10.3	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Karen J. Dearing dated March 8, 2017#

#    Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: March 8, 2017	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Gary A. Shiffman dated March 8, 2017#
10.2	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and John B. McLaren dated March 8, 2017#
10.3	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Karen J. Dearing dated March 8, 2017#

#    Management contract or compensatory plan or arrangement.